SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported) December 11, 1998

                        Union Financial Services-1, Inc.
                        ----------------------------------
             (Exact name of registrant as specified in its charter)

           Nevada                       333-28551                  86-081775
     -----------------               ---------------              ------------
(State or other jurisdiction           (Commission               (IRS Employer
 of incorporation)                     File Number)               ID Number)


6991 East Camelback Road, Suite B290, Scottsdale, Arizona                85251
--------------------------------------------------------------------------------
 (Address of principal executive offices)                             (Zip Code)

Registrant's Telephone Number,
 including area code:                                           (602) 947-7703
                                                                 -------------
                                       N/A
                                   ------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events

Filing of Computational Materials.

               This Current Report on Form 8-K is being filed to file a copy of the Computational Materials (as defined below) prepared by Salomon Smith Barney, as underwriter, in connection with the issuance by Union Financial Services-1, Inc. of its Taxable Student Loan Asset-Backed Notes Series 1998. The term "Computational Materials" shall have the meaning given in the No-Action Letter of May 20, 1994 issued by the Securities and Exchange Commission (the "SEC") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as made applicable to other issuers and underwriters by the SEC in response to the request of the Public Securities Association dated May 24, 1994, and as supplemented in the No-Action Letter of February 17, 1995 issued by the SEC to the Public Securities Association.

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

        99.1   Computational Materials of Salomon Smith Barney



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


                                   SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            UNION FINANCIAL SERVICES-1, INC.


                                            By:   /s/ Stephen F. Butterfield
                                                  ---------------------------
                                                    Stephen F. Butterfield
                                                    President


Dated: December 11, 1998


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


                                  EXHIBIT INDEX

Exhibit                                                                 Page

99.01   Computational Materials of Salomon Smith Barney                    5




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